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                                                                     EXHIBIT 21

                                 PHYCOR, INC.
                             LIST OF SUBSIDIARIES


Name of Entity                                    State of Incorporation
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PhyCor - Lafayette, LLC                           Tennessee
PhyCor/Lexington Real Estate, LLC                 Tennessee
PhyCor of Birmingham, Inc.                        Tennessee
PhyCor of Boulder, Inc.                           Tennessee
PhyCor of Charlotte, Inc.                         Tennessee
PhyCor of Chickasha, Inc.                         Tennessee
PhyCor of Cleburne, Inc.                          Tennessee
PhyCor of Coachella Valley, Inc.                  Tennessee
PhyCor of Columbia, Inc.                          Tennessee
PhyCor of Conroe, Inc.                            Tennessee
PhyCor of Corsicana, Inc.                         Tennessee
PhyCor of Dallas, Inc.                            Texas
PhyCor of Denver, Inc.                            Tennessee
PhyCor of Dixon, Inc.                             Tennessee
PhyCor of Eugene, Inc.                            Tennessee
PhyCor of Fort Collins, Inc.                      Tennessee
PhyCor of Fort Smith, Inc.                        Tennessee
PhyCor of Freeport, Inc.                          Tennessee
PhyCor GF-2, Inc.                                 Tennessee
PhyCor of Greeley, Inc.                           Tennessee
PhyCor of Harlingen, Inc.                         Tennessee
PhyCor of Hattiesburg, Inc.                       Tennessee
PhyCor of Hawaii, Inc.                            Tennessee
PhyCor of Irving, Inc.                            Tennessee
PhyCor of Jacksonville, Inc.                      Tennessee
PhyCor of Kentucky, LLC                           Tennessee
PhyCor of Kingsport, Inc.                         Tennessee
PhyCor of Laconia, Inc.                           Tennessee
PhyCor of Lafayette, Inc.                         Tennessee
PhyCor of LaGrange, Inc.                          Tennessee
PhyCor of Madisonville, Inc.                      Tennessee
PhyCor of Mesa, Inc.                              Tennessee
PhyCor of Minot, Inc.                             Tennessee
PhyCor of Nashville, Inc.                         Tennessee
PhyCor of Newnan, Inc.                            Tennessee
PhyCor of Northeast Arkansas, Inc.                Tennessee
PhyCor of Northern Michigan, Inc.                 Tennessee
PhyCor of Ogden, Inc.                             Tennessee




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Name of Entity                                    State of Incorporation
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PhyCor of Olean, Inc.                             Tennessee
PhyCor of Phoenix, Inc.                           Tennessee
PhyCor of Pueblo, Inc.                            Tennessee
PhyCor of Richmond, Inc.                          Tennessee
PhyCor of Roanoke, Inc.                           Tennessee
PhyCor of Rome, Inc.                              Tennessee
PhyCor of Ruston, Inc.                            Louisiana
PhyCor of San Antonio, Inc.                       Tennessee
PhyCor of Sayre, Inc.                             Tennessee
PhyCor of South Bend, LLC                         Tennessee
PhyCor of St. Petersburg, Inc.                    Tennessee
PhyCor of Tidewater, Inc.                         Tennessee
PhyCor of Toledo, Inc.                            Tennessee
PhyCor of Vancouver, Inc.                         Tennessee
PhyCor of Vero Beach, Inc.                        Florida
PhyCor of West Houston, Inc.                      Tennessee
PhyCor of Wharton, Inc.                           Tennessee
PhyCor of Wichita Falls, Inc.                     Tennessee
PhyCor of Wilmington, Inc.                        Tennessee
PhyCor of Winter Haven, Inc.                      Tennessee
PhyCor-Texas Gulf Coast, Inc.                     Tennessee
The Member Corporation, Inc.                      Tennessee
North American Medical Management, Inc.           Tennessee
IPA Management Associates, Inc.                   Texas
St. Petersburg Medical Clinic, Inc.               Florida

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